                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION CONTACT:
Investment Community:                      Media:
Gina Haggerty                              John Snyder
(425) 586-8671                             Snyder Buscher Group
gina.haggerty@wwireless.com                (206) 652-9704
                                           jsnyder@sbgir.com

         WESTERN WIRELESS ANNOUNCES THIRD QUARTER 2000 FINANCIAL RESULTS

-Another Quarter of Consistent Performance-
-Domestic EBITDA of $89 million and 46,000 Domestic Subscribers Added -

    BELLEVUE, Wash. (October 30, 2000) -- Western Wireless Corporation (NASDAQ:
WWCA), a leading provider of communication services to rural America, announced today its financial and operating results for the third quarter ended September 30, 2000.

    "We operate two great businesses at Western Wireless. Our domestic cellular business continues to demonstrate the best balance in the industry of outstanding growth and excellent financial performance. We are very excited about the growth opportunities, particularly in providing fixed wireless services," said John Stanton, chairman and chief executive officer of Western Wireless. "During the third quarter, Western Wireless International agreed to sell its interest in its Latvian partnership, submitted applications to provide service in three new major markets, and prepared to launch service in Ireland and Bolivia."

TOTAL COMPANY RESULTS

        The company reported revenues of $198.8 million for the third quarter, a 27 percent increase over the third quarter of 1999. Consolidated EBITDA in the third quarter was $86.0 million compared to $71.7 million in the same quarter last year, an increase of 20 percent. Net income was $4.5 million, earnings $.06 per diluted share for the quarter. Excluding non-cash stock-based compensation expense, net income was $.16 per basic share for the quarter. Consolidated capital expenditures were $70.6 million for the quarter.


           Domestic Results

        Mikal Thomsen, president and chief operating officer of Western Wireless, commented, "We are beginning to sound like a broken record, as today we announce results for another quarter of consistently strong growth. Domestic EBITDA (operating income before non-cash charges) was $89 million and net domestic subscriber additions were 46,000."


    WESTERN WIRELESS INTERNATIONAL RESULTS

        WWI operating companies were serving a total of 636,500 customers at the end of September, ending the quarter with 147,500 total proportionate customers.

        Investors can access Western Wireless' earnings conference call and replay by accessing the company's website at www.wwireless.com. A separate dial-up replay number is available until the close of business on Monday, November 6. The replay number is 800/633-8284 and the access code is 16427038.

        Based in Bellevue, Wash., Western Wireless Corp. is a leading provider of wireless communications services in the western United States and abroad. It currently offers cellular service marketed under the Cellular One(R)name in 19 western states. Through its subsidiaries, Western Wireless holds licenses to offer wireless service in 8 countries.

                          WESTERN WIRELESS CORPORATION
     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                  (Dollars in thousands, except per share data)
                                  (Unaudited)

                                                         Three months ended September 30,          Nine months ended September 30,
                                                         --------------------------------          -------------------------------
                                                            2000                 1999                 2000                1999
                                                         -----------          -----------          -----------         -----------
Revenues:
     Subscriber revenues                                 $   122,489          $   102,441          $   344,005         $   284,643
     Roamer revenues                                          62,825               46,461              161,977             104,142
     Equipment sales and other revenues                       13,448                8,142               35,022              20,673
                                                         -----------          -----------          -----------         -----------
         Total revenues                                      198,762              157,044              541,004             409,458
                                                         -----------          -----------          -----------         -----------

Operating expenses:
     Cost of service                                          27,860               17,765               72,062              48,717
     Cost of equipment sales                                  11,631               10,030               31,858              25,854
     General and administrative                               40,509               30,341              117,138              85,893
     Sales and marketing                                      32,780               27,188               90,786              71,094
     Depreciation and amortization                            30,956               27,020               90,875              76,065
     Stock based compensation                                  8,125                3,850               16,625              70,346
                                                         -----------          -----------          -----------         -----------
         Total operating expenses                            151,861              116,194              419,344             377,969
                                                         -----------          -----------          -----------         -----------

Operating income                                              46,901               40,850              121,660              31,489
                                                         -----------          -----------          -----------         -----------

Other income (expense):
     Interest and financing expense, net                     (42,989)             (24,961)            (108,654)            (71,761)
     Equity in net loss of unconsolidated affiliates            (482)              (3,857)                (968)            (11,542)
     Other, net                                                  258                1,001                 (641)              3,028
                                                         -----------          -----------          -----------         -----------
         Total other expense                                 (43,213)             (27,817)            (110,263)            (80,275)
                                                         -----------          -----------          -----------         -----------

Minority interest in consolidated subsidiaries                   838                  509                1,183               1,448
                                                         -----------          -----------          -----------         -----------

Net income (loss) from continuing operations                   4,526               13,542               12,580             (47,338)
                                                         -----------          -----------          -----------         -----------

Net loss from discontinued operations                                                                                      (82,152)
Cost of discontinuance                                                                                                     (18,500)
                                                                                                                       -----------
         Total discontinued operations                                                                                    (100,652)

Extraordinary loss on early extinguishment of debt                                                     (12,377)
                                                                                                   -----------

         Net income (loss)                               $     4,526          $    13,542          $       203          $ (147,990)
                                                         ===========          ===========          ===========         ===========

Basic income (loss) per share:
     Continuing operations                               $      0.06          $      0.18          $      0.16         $     (0.62)
     Discontinued operations                                                                                                 (1.31)
     Extraordinary item                                                                                  (0.16)
                                                         -----------          -----------          -----------         -----------
Basic income (loss) per share                            $      0.06          $      0.18          $      0.00         $     (1.93)
                                                         ===========          ===========          ===========         ===========

Diluted income (loss) per share:
     Continuing operations                               $      0.06          $      0.17          $      0.16         $     (0.62)
     Discontinued operations                                                                                                 (1.31)
     Extraordinary item                                                                                  (0.16)
                                                         -----------          -----------          -----------         -----------
Diluted income (loss) per share                          $      0.06          $      0.17          $     (0.00)        $     (1.93)
                                                         ===========          ===========          ===========         ===========

Weighted average shares outstanding:
     Basic                                                77,956,000           76,892,000           77,845,000          76,585,000
                                                         ===========          ===========          ===========         ===========
     Diluted                                              80,360,000           79,642,000           80,320,000          76,585,000
                                                         ===========          ===========          ===========         ===========

Comprehensive income (loss):
     Net income (loss)                                   $     4,526          $    13,542          $       203         $  (147,990)
     Other comprehensive gain (loss):
         Unrealized gain on securities                         6,900                                     6,900
         Foreign currency translation                         (2,085)                  (9)              (8,381)               (190)
                                                         -----------          -----------          -----------         -----------
Total comprehensive income (loss)                        $     9,341          $    13,533          $    (1,278)        $  (148,180)
                                                         ===========          ===========          ===========         ===========

EBITDA*                                                  $    85,982          $    71,720          $   229,160         $   177,900
                                                         ===========          ===========          ===========         ===========

------------
*EBITDA represents operating income before non cash charges

                          WESTERN WIRELESS CORPORATION
                   SUPPLEMENTAL OPERATIONAL AND FINANCIAL DATA
                             (Dollars in thousands,)

                                                   Three Months                Nine Months
                                                      Ended                       Ended
DOMESTIC - CONSOLIDATED                          September 30, 2000          September 30, 2000
-----------------------                          ------------------          ------------------
Revenues:
     Subscriber revenues                              $122,489                    $344,005
     Roamer revenues                                    62,825                     161,977
     Equipment sales                                     7,777                      21,933
     Other revenues                                      1,563                       3,793
                                                      --------                    --------
         Total revenues                                194,654                     531,708
                                                      --------                    --------

Operating expenses:
     Cost of service                                    26,190                      68,690
     Cost of equipment sales                            11,353                      31,321
     General and administrative                         36,092                     107,217
     Sales and marketing                                32,248                      89,834
     Depreciation and amortization                      29,918                      88,676
     Stock based compensation                            2,928                       7,242
                                                      --------                    --------
         Total operating expenses                      138,729                     392,980
                                                      --------                    --------

Operating income                                      $ 55,925                    $138,728
                                                      ========                    ========


EBITDA(1)                                             $ 88,771                    $234,646
                                                      ========                    ========


Ending subscribers                                     976,500                     976,500
                                                      ========                    ========



                                                   Three Months                Nine Months
                                                      Ended                       Ended
INTERNATIONAL - PROPORTIONATE(2)                 September 30, 2000          September 30, 2000
---------------------------------                ------------------          ------------------
Total revenues - proportionate(2)                     $ 14,023                    $ 28,345
                                                      ========                    ========

EBITDA(1) - proportionate                             $    506                    $  4,896
                                                      ========                    ========

Total customers                                        636,500                     636,500
                                                      ========                    ========

Total customers - proportionate(2)                     147,500                     147,500
                                                      ========                    ========


------------------
(1) EBITDA represents operating income before non-cash charges, e.g. depreciation, amortization and stock based compensation.

(2) Based on ownership percentages